Upright Growth Fund

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMIANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

March 31, 2004

_____________________________________________________________________________________________

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholder Letter  ………………………………………………………………………………………

Statement of Investment in Securities  ………………………………………………………………….

4

Statement of Assets and Liabilities  …………………………………………………………………….

 8

Statement of Operations  ………………………………………………………………………………..

9

Statements of Changes in Net Assets  …………………………………………………………………..

10

Notes to the Financial Statements  ………………………………………………………………………

11

Financial Highlights  ……………………………………………………………………………………

13

Trustees & Officers  ……………………………………………………………………………………..

14

April 18, 2004

Dear Investor:

We are pleased to present you with the Semi-annual Report of the Upright Growth Fund for the year ending March 31, 2004.  For this six month period, the Fund produced a total return of 14.66%.  This compares to 13.55% for the S&P 500 (large companies) and 11.58% for the NASDAQ Composite Index (mostly high-tech companies). For the first quarter of 2004, the Fund’s performance was 2.1%, compared to 1.3% of S&P 500 and –0.4% of NASDAQ.

Market Review

We all knew that the stock market was strong this past year.  However, it was composed of two parts.  One part was a nine month non-stop run from March 2003 to the year’s end.  Most gains occurred during this period.  Another part was the first quarter of 2004.  The stock market was under the so-called trading range, where there was little change.  How was economic news in March 2003?  Not so great.  The trend of layoffs were not stopping; the budget spending of Information Technology was still cautious and conservative; the people lost money in stocks that may caused them to constrain their spending.  However, the stock market remained strong.

How is the economy now?  The inflation is low; the interest rate is at a 35-year record low, directly reducing the borrowing cost for the manufacturing and housing industry. In addition, the US dollar has been weakened to stimulate export.  Lastly, according to economists nation-wide, 2004 will usher in one of the best years economically, with corporate profit setting new records.  However, good economic news did not drives the stock market to higher prices for the past three months.

Did the stock market phenomenon confused most investors?  We believe so.  That is one reason why many investors missed the train in 2003 until good news arrived in the media.  But how come good economic news did not move the stock market higher, as most investors expected?  Do you still remember the short message we sent to you in January 2004?  We believe that market needed take a pause or rest somewhere.  Although we never know when, sooner is better to avoid overheating.  What do we think of the market now?  We think it is still a bull market but healthy correction is inevitable and welcome.  Thus, the market leader may change period by period.

Portfolio Review

It has been five years and three months since the Fund’s inception on 01/21/1999. Although 1999 had a good year for stock market and had huge gain in NASDAQ, unfortunately, the fund did not fully participate at that time because: 1) it was more difficult to pick a new position in the portfolio in 1999 from a valuation point of view; 2) the cash we held in the fund was more than other portfolios we managed because it was first year for the Fund and we had concern of rewards not being balanced with the associated risk.  However, the strong stock market kept running, despite the experts’ predictions otherwise.  The fund ended up 3% behind the S&P 500 in 1999.

As many investors know, for a growth style fund like us, it usually tends to out perform the market during a bull market stage.  It is very important not to miss any bull markets.  However, we did not fully invested so we could not outperform the market due to the reasons we mention above.  After 1999, 2000 to 2002 were downturn markets. So the year 2003 was really an up-market that we could fully invest in.  We are glad to inform you that the Fund beat the S&P 500 the past five years by an annualized return of 1.5% margin according to the Reuter-Lipper report as of 04/18/04, when I wrote this letter to you.

Investment Strategy

As of 09/30/03, the Fund’s four out of the top five holdings (Pacific Health Systems (PHS), Network Appliance (NTAP); Genentech Inc (DNA); and Andrx Corp (ADRX)) all out performed the market.  In particular, PHS had a 448 % return since the initial purchases in 2000, and DNA had a 138% return since 2001.  Those stocks were bought up at a time when prices were beaten down due to temporary issues.  But when growth companies sell at under-valued prices, they always catch our attention.

We believe the Pharmaceutical industry is one of the strongest competitive industries of the USA.  Compared to world wide markets, it has a niche in the States that other countries cannot duplicate.  We found some high quality stocks that were in their pricing stage for five years while earning grew at a reasonable pace, such as Pfizer (PFE).  Some shareholders may remember the semi-annual report from 1999.  I wrote to you at that time why I bought Barr Laboratories (BRL) at that time.  I pointed it out from a fundamental aspect.  I considered it a growth stock at a value price.  I also mentioned that I like a quality company such as Pfizer and may consider purchasing it, but not at the price then.  After five years past, the price and earning growth became much more reasonable.  In addition, this industry had been out of favor for a while, so we took advantage of that opportunity and Pfizer became one of our top ten holdings now. I would say any growth company selling at a fair or undervalued price are potential future targets for us.  We will carefully screen these companies and take advantage of more timid investors from time to time.

Final Thoughts

We believe the stock market will outperform other assets investment during the economic growing stage.  From a long term point of view, investing in the stock market is one of ways to become financial independent.  The fact is since 1926, a $1,000 investment in the stock market grew to $2.2 million if invested in the S&P before taxes.  This compares with the same initial investment in bonds growing to $60,000 from 1926 to 2003.  Does this startling fact make you consider investing as a smart financial move?

 Sincerely,

/s/David Y.S. Chiueh

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown include the reinvestment of all dividends but do not reflect the sales charge.  Performance reflects expense reimbursements and fee waivers in effect.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index – An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

STATEMENT OF INVESTMENT IN SECURITIES

Mar 31, 2004

	Number of Shares	Market Value
Aero Space--2.5%
Boeing Co	1,000	41,070.00
Lockheed Martin Corp	2,000	91,280.00
		132,350.00
Auto/Truck--1.40%
General Motors Corp	1,600	75,360.00

Biotech--6.0%
Amgen Incorporated *	880	51,172.00
Biogen Idec Inc *	575	31,970.00
Genetech Inc *	600	63,492.00
Medimmune Inc	5,000	115,400.00
Millennium Pharmaceutical *	3,500	59,150.00
		321,184.00
Computer--1.0%
Dell Computer Corp *	1,400	47,068.00
Sun Microsystems Inc *	1,100	4,587.00
		51,655.00
Diversify Company--3.0%
General Electric Company	2,000	61,040.00
Tyco Intl Ltd New	3,500	100,275.00
		161,315.00
Electronic--0.6%
R F Micro Devices Inc *	400	3,384.00
Sanmina Corp *	1,000	11,040.00
Solectron Corp Del *	3,000	16,590.00
		31,014.00
Electronic Equipment--0.3%
Corning Inc	1,600	17,888.00

Energy—1.6%
A E S Corp	10,000	85,300.00

Entertainment Technology--0.3%
Eastman Kodak Company	600	15,702.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

Mar 31, 2004

Financial Service—3.7%
Advanta Corp Cl A Vtg	600	10,098.00
Cendant Corp *	3,000	73,170.00
Citigroup Inc	400	20,680.00
Countrywide Financial Cp *	666	63,869.40
Knight Trading Group *	2,500	31,600.00
		199,417.40
Food--0.4%
Campell Soup	700	19,089.00

Generic Drug--6.5%
Andrx Group	10,000	272,000.00
King Pharmaceuticals Inc	4,500	75,780.00
		347,780.00
Healthcare Services--5.0%
Pacificare Hlth Sys *	6,000	237,300.00
Tenet Healthcare Corp	3,000	33,480.00
		270,780.00
Internet Services--2.2%
Verisign Inc *	7,215	119,696.85

Leisure--0.5%
Callaway Golf *	1,400	26,572.00

Media--1.6%
Time Warner Inc	5,000	84,300.00

Medical Supplies—2.6%
Mckesson Hboc Inc	4,000	120,360.00
Natrol Inc. *	5,000	18,750.00
		139,110.00
Networking—2.8%
Cisco Systems Inc *	1,900	44,783.00
Juniper Networks Inc *	1,000	26,020.00
M D S I Mobile Data Solf *	6,000	30,900.00
Mcdata Corporation Cl A	7,000	49,280.00
	150,983.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

Mar  31, 2004

Oil--0.1%
Transocean Offshore Inc *	200	5,578.00

Peripherals--0.2%
Adaptec Inc	1,500	13,140.00

Pharmaceutical—14.6%
Biovail Corp	5,000	78,000.00
Bristol Myers Squibb Co.	3,000	72,690.00
Elan Corp Plc Spon Adr	8,000	164,960.00
Enzon Pharmaceuticals	5,500	84,865.00
Merck & Co Inc	4,000	176,760.00
Pfizer Incorporated	5,000	175,250.00
Schering Plough Corp	1,800	29,196.00
		781,721.00

Power Industry--0.4%
Calpine Corporation	5,000	23,350.00

Security--0.2%
Geo Group Inc	400	9,200.00

Semiconductor—5.1%
Conexant Systems Inc *	4,792	29,374.96
Genesis Microchip Inc *	4,000	67,000.00
Intel Corp	400	10,880.00
Lsi Logic Corp *	2,500	23,350.00
Taiwan Semiconductr Adrf	8,000	83,520.00
Texas Instruments Inc	2,000	58,440.00
		272,564.96
Semiconductor Equipment--0.4%
Applied Materials Inc *	1,000	21,330.00

Software & Service—3.8%
Check Pt Software Tech *	1,000	22,750.00
Computer Assoc Intl Inc	1,800	48,348.00
First Data Corporation	400	16,864.00
Microsoft Corp *	1,000	24,930.00
Oracle Corporation *	2,100	25,200.00
Scientific Games Cp Cl A	2,000	37,440.00
Veritas Software Corp *	1,000	26,910.00
		202,442.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

Mar  31, 2004

Storage Technology--1.3%
E M C Corp Mass *	2,000	27,220.00
Network Appliance Inc *	2,000	43,060.00
		70,280.00

Telecommunication Equipment—7.9%
CIENA Corporation *	1,400	6,958.00
Nokia Corp Spon Adr	1,400	28,392.00
Nortel Networks	9,000	53,460.00
Scientific-Atlanta Inc	6,000	194,040.00
Utstarcom Inc	5,000	143,750.00
		426,600.00

Telecommunication Service--0.4%
A T & T Corp *	320	6,262.40
Telephone & Data Sys Inc	200	14,174.00
		20,436.40

Textile--0.3%
Tommy Hilfiger Corp *	1,000	17,000.00

Tobacco—0.8%
Philip Morris Cos Inc	800	43,560.00

Transportation--0.0%
Contl Airlines Cl B	200	2,506.00
		4,159,204.61
Total Common Stocks (Cost $4,130,228)
Short Term Investments—20.71%
Fifth Third Bank Repurchase Agreement
0.47% due April 1,2004	833,738	833,738
Money Market Fund—Brown & Co	278,756	278,756
		1,112,494

Total Investments		5,271,699

Other Assets Less Liabilities (1.84%)		98,764

Total Net Assets 100.0%		5,370,463

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (UNAUDITED)

ASSETS:
Investments, at market value (identified cost $5,242,723)	$5,271,700
Subscriptions receivable	134,925
Security sales receivable	25,232
Dividends receivable	1,385
Total Assets	5,433,241

LIABILITIES:
Investment advisory fees accrued	19,463
Administrative fees accrued	5,839
Custody fees accrued	1,418
Auditors and legal fees	3,155
Trustee fees accrued	1,994
Registration fees accrued	183
Insurance fees	556
Miscellaneous	90
Security purchases payable	30,080
Total Liabilities	62,778

NET ASSETS	$5,370,463

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$5,432,834
Accumulated undistributed:
Net investment income (loss)	(170,137)
Net realized gain (loss) on investment transactions	78,789
Net unrealized appreciation (depreciation) on investments	28.977

Total Net Assets	$5,370,463

Shares outstanding
(Unlimited number of shares authorized, $1.00 par value)	561,089

Net Asset Value, Redemption Price Per Share	$ 9.57

Maximum offering price per share (3% sales charge)	$ 9.86

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

March 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$ 11,421
Interest income	729
Total Investment Income	12,150

EXPENSES:
Investment advisory fees	35,589
Administrative fees	10,677
Custody fees	1,830
Professional fees	1,380
Insurance fee	549
Blue sky fees	366
Miscellaneous	10
Total Expenses	50,401
NET INVESTMENT INCOME (LOSS)	(38,251)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	135,986
Net unrealized appreciation on investments	497,230
Net realized and unrealized appreciation on investments	633,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 594,965

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Unaudited	Years Ended
	Six months Ended	September 30,
	Mar 31, 2004	2003

OPERATIONS:
Net investment loss	($38,251)	$ (50,864)
Net realized loss on investments	135,986	(9,674)
Net unrealized appreciation on investments	497,230	1,277,819
Net increase (decrease) in net assets from operations	594.965	1,217,281

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	969,561	441,629
Payments for shares redeemed	38,555
Net increase in net assets from capital share transactions	1,008,117	441,629

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,603.082	1,658,910

NET ASSETS:
Beginning of period	3,844,493	2,185,582

End of period	$5,370,463	$3,844,492

CHANGES IN SHARES OUTSTANDING:
Shares sold	104,507	64,179
Shares redeemed	3,951

Net increase in shares outstanding	100,556	64,179

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH  31, 2004

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)

Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days will be valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation (“Adviser”) in accordance with procedures approved by the Board of Directors.

b)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At March 31, 2004, the Fund had a net capital gain approximately $78,000.  The Fund has a net operating loss of approximately $170,000 to offset future net investment income.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2004

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended March 31, 2004 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.

U.S. Govt.

Securities

Securities

Purchases

$1,612,549

~~--~~

Proceeds from sales

1,167,013

~~--~~

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued $35,589 of adviser fees through March 31, 2004.  During the year ended March 31, 2004 the fund paid $42,170 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $10,676 of administrative fees through March 31, 2004. During the year ended March 31, 2004, the Fund paid $12,651 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charge of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

						Inception
						January 21, to
	Six months					September 30
	Year Ended			Year ended September 30
	3/31/2004	2003	2002	2001	2000	1999
PER SHARE DATA
Net asset value, beginning of period	$8.35	$5.51	$8.65	$13.29	$10.0	$10.00

Investment operations:
Net investment loss	(0.012)	(0.12)	(0.09)	(0.11)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	1.209	2.96	(3.05)	(4.53)	3.41	0.05
Total from investment operations	(1.20)	2.84	(3.14)	(4.64)	3.23	0.08

Less distributions:
From net investment income	-	-	-	-	.02	-

Net asset value, end of period	$ 9.57	$ 8.35	$ 5.51	$ 8.65	$ 13.29	$ 10.08
TOTAL RETURN	14.66%	51.54%	(36.24)%	(34.91)%	32.06%	0.80%[1]

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,370	$3,845	$2,186	$2,321	$1,962	$ 811
Ratio of net expenses to average net assets	2.13%	2.48%	2.24%	2.85%	3.21%	1.95%[3]
Ratio of net investment income (loss) to average net assets	(1.02)%	(2.38)%	(1.91)%	(1.05)%	(1.47)%	0.47%
Ratio of net expenses to average net assets-without fee waiver	2.13%	2.48%	2.24%	2.85%	3.21%	5.47%[3]
Ratio of net investment income to average net assets - without fee waiver	(1.02)%	(2.38)%	(1.91)%	(1.05)%	(1.47)%	(3.05)%
Portfolio turnover rate	27.64%	.86%	9.52%	19.16%	19.88%	8.87%

1 Total return is not annualized.

3 Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None
Bing B. Chen 271 North Livingston Ave. Livingston, NJ 07039	Trustee since 1998	President of Great China Chartering & Agency Corp., a shipping brokerage firm since 1997.	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 73-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

Fifth Third Bank Corporation

38 Fountain Square Plaza

Cincinnati, OH 45263

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Bing B. Chen

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.  There were no material changes.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of Not Available, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 10, 2004

* Print the name and title of each signing officer under his or her signature.